Retirement Class HNINX
Institutional Class HAINX
Administrative Class HRINX
Investor Class HIINX
Harbor International Fund

Summary Prospectus – March 1, 2021
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2021, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term total return, principally from growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[2],[3]	0.06%	0.14%	0.14%	0.25%
Total Annual Fund Operating Expenses	0.81%	0.89%	1.14%	1.25%
Expense Reimbursement[1]	(0.12)%	(0.12)%	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	0.69%	0.77%	1.02%	1.13%
1 The management fee rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion. In addition, the Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.69%, 0.77%, 1.02%, and 1.13% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2022. Only the Fund’s Board of Trustees may modify or terminate these agreements.
2 Restated to reflect current fees.
3 The total and net expense ratios exclude a one-time extraordinary tax compliance fee related to tax reclaims recovered by the Fund. If such tax compliance fee had been included, the Other Expenses would have been 0.86%, 1.01%, 0.65% and 1.10% for the Retirement, Institutional, Administrative and Investor share classes, respectively.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the
Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$70	$247	$438	$991
Institutional	$79	$272	$481	$1,085
Administrative	$104	$350	$616	$1,375
Investor	$115	$385	$675	$1,501

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in common and preferred stocks of foreign companies located principally in developed markets across Europe, Japan and Asia Pacific ex Japan.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser broadly characterizes investments within two opposite points of the capital cycle:
■
High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■
Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns

Summary Prospectus
Harbor International Fund

of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadviser. Companies that the Subadviser finds attractive include those that:
■
Deploy capital effectively and efficiently
■
Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■
Operate in a monopolistic, oligopolistic or consolidating industry
■
Show improving or high and sustainable returns on invested capital
■
Generate attractive or improving free cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years or more for individual company investments. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadviser allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, and the Pacific Basin and emerging markets. The Subadviser maintains an aggregate portfolio that is broadly regionally neutral relative to the benchmark index. The portfolio also may have a modest exposure to emerging markets. All of the portfolio managers employ the capital cycle approach to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the three regions are then combined into the Fund’s overall portfolio. This results in an inherently diversified portfolio that generally maintains investments in between 350 and 450 companies. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks

Summary Prospectus
Harbor International Fund

on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
Effective August 22, 2018, Marathon-London became the Fund’s subadviser.  Performance prior to that date is not attributable to Marathon-London.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	18.41%	Q4 2020
Worst Quarter	-24.85%	Q1 2020

Summary Prospectus
Harbor International Fund

Average Annual Total Returns — As of December 31, 2020
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor International Fund
Retirement Class* Before Taxes	11.17%	6.66%	4.50%	10.16%	03-01-2016
Institutional Class Before Taxes	11.09%	6.59%	4.46%	10.15%	12-29-1987
After Taxes on Distributions	10.96%	4.12%	3.00%	N/A
After Taxes on Distributions and Sale of Fund Shares	6.91%	4.87%	3.41%	N/A
Administrative Class Before Taxes	10.83%	6.33%	4.20%	8.56%	11-01-2002
Investor Class Before Taxes	10.69%	6.19%	4.08%	8.41%	11-01-2002
Comparative Index (reflects no deduction for fees or expenses)
MSCI EAFE (ND)^	7.82%	7.45%	5.51%	5.46%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Marathon Asset Management LLP (“Marathon-London”) has subadvised the Fund since August 2018.
Subject to regulatory approvals, Marathon-London expects to complete a restructuring of its business during the first half of 2021.  Following such restructuring, Marathon Asset Management Limited will serve as the Fund’s subadviser and all references to “Marathon-London” will mean Marathon Asset Management Limited.  There will be no changes to the management of the Fund or the Fund’s portfolio managers.

Portfolio Managers
Marathon-London employs a team approach, in which each portfolio manager is allocated a distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers. Mr. Ostrer and Mr. Arah are jointly responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS: EUROPE
Neil M. Ostrer
Marathon Asset Management LLP
Mr. Ostrer is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2018.
Charles Carter
Marathon Asset Management LLP
Mr. Carter is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Nick Longhurst
Marathon Asset Management LLP
Mr. Longhurst is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
REGIONAL FOCUS: JAPAN
William J. Arah
Marathon Asset Management LLP
Mr. Arah is a Portfolio Manager and co-founder of Marathon-London and has co-managed the Fund since 2018.
Simon Somerville
Marathon Asset Management LLP
Mr. Somerville is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Michael Nickson, CFA
Marathon Asset Management LLP
Mr. Nickson is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
REGIONAL FOCUS: ASIA PACIFIC ex JAPAN
David Cull, CFA
Marathon Asset Management LLP
Mr. Cull is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2018.
Justin Hill
Marathon Asset Management LLP

Summary Prospectus
Harbor International Fund

Mr. Hill is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2021.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Summary Prospectus
Harbor International Fund
March 1, 2021
Retirement Class	Institutional Class	Administrative Class	Investor Class
HNINX	HAINX	HRINX	HIINX

111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.P.11.I.0321